Exhibit 99.1

News Release

4 Parkway North, Suite 400

Deerfield, IL 60015

www.cfindustries.com

For additional information:

Media	Investors
Chris Close	Dan Aldridge
Director, Corporate Communications	Director, Investor Relations
847-405-2542 — cclose@cfindustries.com	847-405-2530 — daldridge@cfindustries.com

CF Industries and OCI Announce Amended Combination Agreement

CF and OCI’s European, North American and Global Distribution Businesses to Become Subsidiaries of New Holding Company Tax Resident in the Netherlands

DEERFIELD, Illinois and Amsterdam, Netherlands—December 21, 2015—CF Industries Holdings, Inc. (NYSE: CF) and OCI N.V. (Euronext: OCI) announced today that they have amended the combination agreement originally announced on August 6, 2015. Under the amended agreement, the jurisdiction of incorporation and tax residency of the new holding company has been changed from the United Kingdom to the Netherlands.

The amended agreement has been unanimously approved by the boards of directors of both companies.

“The industrial logic and strategic rationale of the combination remains very attractive, with expected operational and structural synergies essentially unchanged from those previously announced,” said Tony Will, president and chief executive officer, CF Industries Holdings, Inc.

The anticipated timing to close the transaction remains mid-2016. The proposed transaction remains subject to approval by the shareholders of CF and OCI, as well as customary closing conditions and certain other regulatory approvals. Antitrust approvals and clearances obtained to date include approval from the European Commission on December 4, 2015; the expiration of the waiting period mandated for United States government antitrust review on November 2, 2015; and unconditional approval from the Turkish Competition Authority received on October 6, 2015. The companies will continue to pursue all required regulatory approvals.

For additional information on the amended agreement, please see the question-and-answer document accompanying this news release.

Conference Call

CF Industries Holdings, Inc. will be posting a presentation regarding today’s announcement to the investor portion of the company’s website at www.cfindustries.com and hosting a conference call at 11:00 am Eastern on Monday, December 21, 2015, to provide an update on the transaction and answer analysts’ questions.

Investors can access the call by dialing 866-748-8653 or 678-825-8234. The passcode is 14041371. The conference call also will be available live on the company’s website at www.cfindustries.com.  Participants also may pre-register for the webcast on the company’s website.  Please log-in or dial-in at least 10 minutes prior to the start time to ensure a connection. A replay of the call will be available for seven days by calling (855) 859-2056 and citing code 14041371.

CF Industries-OCI Combination Frequently Asked Questions

What are the next steps for approval of the proposed combination agreement?

An amended registration statement on Form S-4 will be filed with the SEC. Once filed, it will be available through the SEC’s website at www.sec.gov under the company name “CF B.V.” The company will also continue to pursue additional regulatory approvals not yet obtained. The amended agreement should not affect the anticipated timing for transaction closing, which is currently expected by mid-2016.

Does the new structure satisfy the notice issued by The Treasury Department?

By being tax resident in the Netherlands, where OCI and the OCI subsidiaries being acquired in the transaction are incorporated, are tax resident, and conduct meaningful operations, the new holding company would satisfy the requirements of the U.S. Department of the Treasury’s notice issued on November 19, 2015.

What is the impact on the expected synergies from the difference between the Netherlands corporate tax rate and the UK corporate tax rate?

Both the Netherlands and the United Kingdom have territorial corporate tax systems. As such, they do not generally tax income earned outside of their jurisdiction, nor do they generally tax dividends received from non-Dutch subsidiaries. The 25 percent Dutch statutory tax rate generally only applies to income earned by Dutch operations. This tax rate always applied to the combined company’s Dutch operations. Therefore, the change in tax residency should have no meaningful impact on the synergies expected from this combination.

Can you break out the synergies between operational and tax and give a few examples?

We expect to generate significant operational and structural synergies, and our estimate of approximately $500 million in after-tax run-rate synergies has not changed.  Operational synergies include: leveraging the CF distribution network with Wever, Iowa, production volumes, creating logistical efficiencies and cost savings; reducing transportation costs and increasing options for Beaumont, Texas, ammonia production; reducing costs and optimizing product mix offerings for our customers in the United Kingdom and in Europe through coordination between the Geleen, Netherlands, facility and our UK facilities; being able to more efficiently serve the global market from our enhanced production footprint; and elimination of overlapping corporate functions; among many others.  Structural synergies include: optimization of our corporate capital structure and elimination of double taxation on non-US-based earnings; among others.

Is the proposed Natgasoline facility still part of the combination agreement and if so will the additional conditions to including 45% of Natgasoline in the transaction remain the same?

The terms of the combination agreement with respect to Natgasoline have not changed.

Will this change the timing of the close of the strategic venture with CHS?

The CHS deal is scheduled to close on February 1, 2016, as previously communicated. The CHS and OCI deals are not contingent upon one another.

About CF Industries Holdings, Inc.

CF Industries Holdings, Inc., headquartered in Deerfield, Illinois, through its subsidiaries is a global leader in the manufacturing and distribution of nitrogen products, serving both agricultural and industrial customers. CF Industries operates world-class nitrogen manufacturing complexes in Canada, the United Kingdom and the United States, and distributes plant nutrients through a system of terminals, warehouses, and associated transportation equipment located primarily in the Midwestern United States. The company also owns a 50 percent interest in an ammonia facility in The Republic of Trinidad and Tobago. CF Industries routinely posts investor announcements and additional information on the company’s website at www.cfindustries.com and encourages those interested in the company to check there frequently.

About OCI N.V.

OCI N.V. is a global producer and distributor of natural gas-based fertilizers and industrial chemicals based in the Netherlands. The company produces nitrogen fertilizers, methanol and other natural gas based products, serving agricultural and industrial customers from the Americas to Asia. The company ranks among the world’s largest nitrogen fertilizer producers, and can produce more than 8.4 million metric tons of nitrogen fertilizers and industrial chemicals at production facilities in the Netherlands, the United States, Egypt and Algeria. OCI N.V. is listed on the Euronext in Amsterdam.

Safe Harbor Statement

All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict” “project” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about the benefits, expected timing of closing and other aspects of the proposed acquisition (the “OCI Transaction”) by the Company from OCI N.V. (“OCI”) of OCI’s European, North American and global distribution businesses (the “ENA Business”) and the proposed strategic venture (the “CHS Strategic Venture”) with CHS Inc. (“CHS”); statements about future strategic plans; and statements about future financial and operating results.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, risks and uncertainties arising from the possibility that the CHS Strategic Venture as contemplated may be delayed or may not take effect at all; difficulties associated with the operation or management of the CHS Strategic Venture; risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement over the life of the supply agreement and risks that disruptions from the CHS Strategic Venture as contemplated will harm the Company’s other business relationships; the volatility of natural gas prices in North America and Europe; the cyclical nature of the Company’s business and the agricultural sector; the global commodity nature of the Company’s fertilizer products, the impact of global supply and demand on the Company’s selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; risks associated with cyber security; weather conditions; the Company’s ability to complete its production capacity expansion projects on schedule as planned, on budget or at all; risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; the Company’s reliance on a limited number of key facilities; risks associated with the Company’s Point Lisas Nitrogen Limited joint venture; acts of terrorism and regulations to combat terrorism; risks associated with international operations; losses on the Company’s investments in securities; deterioration of global market and economic conditions; and the Company’s ability to manage its indebtedness.

Other important factors, relating to the OCI Transaction, that could cause actual results to differ materially from those in the forward-looking statements include, among others: the risk that the OCI Transaction is not accorded the tax and accounting treatment anticipated by the Company; the effect of future regulatory or legislative actions on the new holding company (“New CF”), the Company and the ENA Business; risks and uncertainties relating to the ability to obtain the requisite approvals of stockholders of the Company and OCI with respect to the OCI Transaction; the risk that governmental or regulatory actions delay the OCI Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the OCI Transaction or cause the parties to abandon the OCI Transaction; the risk that a condition to closing of the OCI Transaction may not be satisfied; the length of time necessary to consummate the OCI Transaction; the risk that the Company and the ENA Business are subject to business uncertainties and contractual restrictions while the OCI Transaction is pending (including the risk that the Company is limited from engaging in alternative transactions and could be required in certain circumstances to pay a termination fee); the risk that the OCI Transaction or the prospect of the OCI Transaction disrupts or makes it more difficult to maintain existing relationships or impedes establishment of new relationships with customers, employees or suppliers; diversion of management time on transaction-related issues; the risk that New CF, the Company and the ENA Business are unable to retain and hire key personnel; the risk that closing conditions related to the Natgasoline joint venture may not be satisfied; the risk that the Company, New CF and the ENA Business will incur costs related to the OCI Transaction that exceed expectations; the risk that the businesses of the Company and the ENA Business will not be integrated successfully; the risk that the cost savings and any other synergies from the OCI Transaction may not be fully realized or may take longer to realize than expected; the risk that access to financing, including for refinancing of indebtedness of the ENA Business or the Company, may not be available on a timely basis and on reasonable terms; unanticipated costs or liabilities associated with the OCI Transaction-related financing; the risk that the credit ratings of New CF and the Company, including such ratings taking into account the OCI Transaction and related financing, may differ from the Company’s expectations; risks associated with New CF’s management of new operations and geographic markets; and the risk that the ENA Business is unable to complete its current production capacity development and improvement projects on schedule as planned, on budget or at all.

More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission (the “SEC”), including CF Industries Holdings, Inc.’s most recent periodic report filed on Form 10-Q, which is available in the Investor Relations section of the Company’s web site. Forward-looking statements are given only as of the date of this communication and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information

The new holding company (“New CF”) for the combination of CF Industries Holdings, Inc. (“CF Industries”) and the European, North American and global distribution businesses of OCI N.V. (“OCI”) will file with the SEC an amended registration statement on Form S-4 (SEC File No. 333-207847) that will include a preliminary proxy statement of CF Industries and a preliminary shareholders circular of OCI, each of which will also constitute a preliminary prospectus of New CF. The registration statement has not been declared effective by the SEC. The definitive proxy statement/prospectus will be delivered to CF Industries shareholders and the definitive shareholders circular/prospectus will be delivered to OCI shareholders as required by applicable law after the registration statement becomes effective. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE SHAREHOLDERS CIRCULAR/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed with the SEC by New CF and CF Industries through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed by CF Industries and New CF with the SEC by contacting CF Industries Investor Relations at: CF Industries Holdings, Inc., c/o Corporate Communications, 4 Parkway North, Suite 400, Deerfield, Illinois, 60015 or by calling (847) 405-2542.

Participants in the Solicitation

CF Industries and New CF and their respective directors and executive officers and OCI and its executive directors and non-executive directors may be deemed to be participants in the solicitation of proxies from the stockholders of CF Industries in connection with the proposed transaction. Information regarding the directors and executive officers of CF Industries is contained in CF Industries’ proxy statement for its 2015 annual meeting of stockholders, filed with the SEC on April 2, 2015, and CF Industries’ Current Report on Form 8-K filed with the SEC on June 25, 2015. Information about the executive directors and non-executive directors of OCI is contained in OCI’s annual report for the year ended December 31, 2014, available on OCI’s web site at www.oci.nl. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of CF Industries in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 filed by Darwin Holdings Limited on November 6, 2015 (SEC File No. 333-207847).

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